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                                                                    EXHIBIT 10.5

                                FOURTH AMENDMENT
                     TO AMENDED AND RESTATED LOAN AGREEMENT


         This FOURTH AMENDMENT TO AMENDED AND RESTATED LOAN AGREEMENT dated as of December 13, 2001 (this "Amendment"), by and among (a) METALLURG, INC., a Delaware corporation having its principal place of business at 6 East 43rd Street, New York, New York 10017 ("MI"), SHIELDALLOY METALLURGICAL CORPORATION, a Delaware corporation having its principal place of business at 12 West Boulevard, Newfield, New Jersey 08344 ("SMC") and METALLURG INTERNATIONAL RESOURCES, LLC, a Delaware limited liability company having its principal place of business at 6 East 43rd Street, New York, New York 10017 ("MIR" and together with MI and SMC, the "Borrowers"), (b) METALLURG SERVICES, INC., a New York corporation having its principal place of business at 6 East 43rd Street, New York, New York 10017 ("MSI"), MIR (CHINA), INC., a Delaware corporation having its principal place of business at 6 East 43rd Street, New York, New York 10017 ("MIR China"), and METALLURG HOLDINGS CORPORATION, a New Jersey corporation having its principal place of business at 12 West Boulevard, Newfield, New Jersey 08344 ("MHC-NJ" and collectively with MSI and MIR China, the "Guarantors"), (c) FLEET NATIONAL BANK, a national banking association, as agent (in such capacity the "Agent") for itself and the other financial institutions from time to time parties to the Loan Agreement referred to below (collectively, the "Banks"), and (d) the BANKS, amends certain provisions of the Amended and Restated Loan Agreement dated as of October 29, 1999, by and among the Borrowers, the Guarantors, the Agent and the Banks (as amended by that certain First Amendment thereto, dated as of October 11, 2000, that certain Second Amendment thereto, dated as of November 3, 2000, and that certain Third Amendment thereto, dated as of July 2, 2001, and as further amended, modified, supplemented or restated and in effect from time to time, the "Loan Agreement"). Terms not otherwise defined herein which are defined in the Loan Agreement shall have the respective meanings herein assigned to such terms in the Loan Agreement.

         WHEREAS, in connection with the termination and payoff of that certain Loan Agreement ("German Loan Agreement"), dated 20 October 1997, amended and restated as of 22 July 1998, by and among (i) GfE Gesellschaft fur Elektrometallurgie mit beschrankter Haftung, a German corporation ("GfE Holding Company"), GfE Umwelttechnik GmbH, a German corporation ("GfE UT"), GfE Gie(beta)erei- und Stahlwerksbedarf GmbH, a German corporation ("GfE G&S"), GfE Metalle und Materialien GmbH, a German corporation ("GfE M&M"), KERAMED Medizintechnik GmbH, a German corporation ("KERAMED", and collectively with GfE Holding Company, GfE UT, GfE G&S and GfE M&M, the "German Subsidiaries"), and
(ii) Fleet National Bank, London Branch (the "German Lender"), the Borrowers have requested that certain amendments be made to the Loan Agreement permitting such transactions;

         WHEREAS, the Borrowers have requested that MHC-NJ, a wholly owned subsidiary of MI, be permitted to merge with and into Metallurg Holdings Corporation, a New York corporation ("MHC"), with MHC surviving pursuant to and in accordance with Sections 904 and 907 of the New York Business
Corporation Law and Sections 14A:10-1 and 14A:10-7 of the New Jersey Corporation Act (the "Merger");

         WHEREAS, the Majority Banks have agreed to consent to the Merger (the "Consent"), subject to certain conditions contained herein, and the Borrowers and the Guarantors and the Agent have entered into that certain Assumption Agreement dated as of the date hereof, pursuant to which MHC has assumed all rights and Obligations of MHC-NJ under and pursuant to the Loan Documents and MI and the Agent have entered into that certain First Amendment to Amended and Restated Stock Pledge Agreement, pursuant to which MI has pledged 65% of the issued and outstanding capital stock of MHC;
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         WHEREAS, as a condition to the Consent the Borrowers agreed to amend certain terms of the Loan Documents to reflect the termination of the German Loan Agreement and the Merger; and

         WHEREAS, the Agent and the Banks are willing to so amend the terms of the Loan Agreement in such respects as hereinafter provided upon the terms and subject to the conditions contained herein;

         NOW, THEREFORE, in consideration of the mutual agreements contained in the Loan Agreement, herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         SECTION 1. DEFINED TERMS. Capitalized terms used herein without definition that are defined in the Loan Agreement shall have the same meanings herein as in the Loan Agreement.

         SECTION 2. AMENDMENT TO LOAN AGREEMENT. Subject to the terms and conditions set forth herein and the effectiveness of this Amendment in accordance with Section 6 below, the Loan Agreement is hereby amended as follows:

         Section 2.1 AMENDMENTS TO SECTION 1 OF THE LOAN AGREEMENT.

                  (a) Section 1.1 of the Loan Agreement is hereby amended by deleting the following defined terms in their entirety:

                           Deutschemarks or DM
                           Dollar Equivalent
                           German Borrowers
                           German Borrowing Base
                           German Collateral Instrument Fees
                           German Collateral Instruments
                           German Facility Reserve
                           German Guaranty
                           German Lender
                           German Loan Agreement
                           German Loan Documents
                           German Loans
                           German Maximum Drawing Amount
                           German Obligations
                           German Outstanding
                           German Reimbursement Obligations
                           German Risk Participation Fees
                           German Unpaid Reimbursement Obligations

                  (b) Section 1.1 of the Loan Agreement is hereby further amended by amending and restating the following defined terms in their entirety:

                           "Borrowing Base Availability: On any Business Day of determination, the excess of (a) the Borrowing Base, determined by reference to the most recent Borrowing Base Report and appraisal of Eligible Fixed Assets delivered to the Banks and the Agent, over (a) the aggregate amount of Total Outstandings at the close of business on such day."

                           "Commitment: With respect to each Bank, the amount set forth on Schedule 1 hereto as the amount of such Bank's commitment to make Loans to and to participate in the


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         issuance, extension and renewal of Letters of Credit for the account of, the Borrowers, as the same may be reduced from time to time; or if such commitment is terminated pursuant to the provisions hereof, zero. The aggregate Commitments of all the Banks as of the Restatement Date shall initially be $50,000,000."

                           "GfE: GfE-Gesellschaft fur Elektrometallurgie MBH, a company incorporated under the laws of Germany."

                           "Majority Banks: As of any date (a) the Banks holding at least fifty-one percent (51%) of the sum of (i) the outstanding principal amount of the Notes on such date plus (ii) the Letter of Credit Participations of all of the Banks in the sum of (A) the Maximum Drawing Amount on such date plus (B) any Unpaid Reimbursement Obligations on such date; and (b) if no such principal amount of the Notes and no Letters of Credit are outstanding, the Banks whose aggregate Commitments constitute at least fifty-one percent (51%) of the Total Commitment."

                           "Obligations: All indebtedness, obligations and liabilities of the Borrowers and the Guarantors to any of the Banks and the Agent, individually or collectively, existing on the date of this Agreement or arising thereafter, direct or indirect, joint or several, absolute or contingent, matured or unmatured, liquidated or unliquidated, secured or unsecured, arising by contract, operation of law or otherwise, arising or incurred under this Agreement (including the Guaranty hereunder) or any other Loan Document or any Foreign Exchange Contract or in respect of any of the Loans made or Reimbursement Obligations incurred or any obligations under any Foreign Exchange Contract or any of the Notes, Letter of Credit Applications, Letters of Credit, or any interest rate protection arrangements between any Borrower or Guarantor and any Bank or other instruments at any time evidencing any thereof."

                           "Settlement Date: (a) The Drawdown Date relating to any Loan Request, (b) Friday of each week, or if Friday is not a Business Day, the Business Day immediately following such Friday, (c) the Business Day immediately following the Agent's becoming aware of the existence of an Event of Default, (d) any Business Day on which the amount of Loans outstanding from Fleet National Bank plus Fleet National Bank's Commitment Percentage of the sum of the Maximum Drawing Amount and any Unpaid Reimbursement Obligations is equal to or greater than Fleet National Bank's Commitment Percentage of the Total Commitment, (e) the Business Day immediately following any Business Day on which the amount of Loans outstanding increases or decreases by more than $5,000,000 as compared to the previous Settlement Date, (f) any day on which any conversion of a Base Rate Loan to a Eurodollar Rate Loan occurs or (g) any Business Day on which (i) the amount of outstanding Loans decreases due to a repayment or prepayment pursuant to the provisions of Section 2.3 or otherwise, and (ii) the amount of the Agent's Loans outstanding equals zero Dollars ($0)."

                           "Total Outstandings: At any time of reference thereto, the sum of (a) the aggregate principal amount of the Loans outstanding at such time, (b) the Maximum Drawing Amount at such time, and (c) any Unpaid Reimbursement Obligations at such time to the extent not included in the Maximum Drawing Amount."

         (c) Section 1.1 of the Loan Agreement is hereby further amended by adding the following defined term in alphabetical order:

                           "German Subsidiaries: Collectively, (a) GfE, (b) GfE Umwelttechnik GmbH, a German corporation, (c) GfE Gie(beta)erei- und Stahlwerksbedarf GmbH, a German corporation, (d) GfE Metalle und Materialien GmbH, a German corporation, and (e) KERAMED


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         Medizintechnik GmbH, a German corporation, for so long as such Persons are Subsidiaries of MHC."

         Section 2.2 AMENDMENTS TOSECTION 2 OF THE LOAN AGREEMENT..

                  (a) Section 2.1(a) of the Loan Agreement is hereby amended and restated in its entirety as follows:

                  "Section 2.1. COMMITMENT TO LEND. (a) Subject to the terms and conditions set forth in this Agreement, each of the Banks severally agrees to lend to the Borrowers and the Borrowers may borrow, repay, and reborrow from time to time between the Restatement Date and the Maturity Date upon notice by the Borrowers to the Agent given in accordance with Section 2.1(c), such sums as are requested by the Borrowers up to a maximum aggregate amount outstanding (after giving effect to all amounts requested) at any one time equal to such Bank's Commitment minus such Bank's Commitment Percentage of the sum of the Maximum Drawing Amount and all Unpaid Reimbursement Obligations, provided that (i) the aggregate amount of the Total Outstandings (after giving effect to all amounts requested) shall not at any time exceed the Total Commitment and (ii) the sum of the aggregate amount of the Total Outstandings, shall not at any time exceed the Borrowing Base."

                  (b) Section 2.3 of the Loan Agreement is hereby amended and restated in its entirety as follows:

         "Section 2.3. REPAYMENTS AND PREPAYMENTS. (a) The Borrowers hereby jointly and severally agree to pay the Banks on the Maturity Date, and there shall become absolutely due and payable on the Maturity Date, all of the Loans outstanding on such date, together with any and all accrued and unpaid interest thereon. If, at any time, for any reason, including fluctuations in currency exchange rates, (i) the aggregate amount of the Total Outstandings shall exceed the Total Commitment or (ii) the aggregate amount of the Total Outstandings, shall exceed the Borrowing Base, then in either such case, the Borrowers shall immediately pay the amount of such excess to the Agent for the respective accounts of the Banks for application to the Loans or, if no Loans are then outstanding, to be held by the Agent as cash collateral to secure payment of all Reimbursement Obligations on a ratable basis up to the amount of 105% of the sum of the Maximum Drawing Amount. Each payment of any Unpaid Reimbursement Obligations or prepayment of Loans shall be allocated among the Banks, as applicable, in proportion, as nearly as practicable, to each Reimbursement Obligation or (as the case may be) the respective unpaid principal amount of each Bank's Note, with adjustments to the extent practicable to equalize any prior payments or repayments not exactly in proportion."

         Section 2.3 AMENDMENT TO SECTION 3A OF THE LOAN AGREEMENT. Section 3A of the Loan Agreement is hereby amended by deleting such section in its entirety.

         Section 2.4  AMENDMENTS TO SECTION 4 OF THE LOAN AGREEMENT.

                  (a) Section 4.3(c) of the Loan Agreement is hereby amended by deleting the phrases "such Bank's participating Interest in the German Loans or German Collateral Instruments", "or such Bank's participating Interest in the German Loans or German Collateral Instruments", "German Reimbursement Obligations", and "German Risk Participation Fees" each time such phrases appear therein.


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                  (b) Section 4.4 of the Loan Agreement is hereby amended by deleting the phrase "or with respect to its participating interest in any German Obligations" appearing therein.

         Section 2.5  AMENDMENTS TO SECTION 5 OF THE LOAN AGREEMENT.

                  (a) Section 5(b) of the Loan Agreement is hereby amended by deleting in its entirety the proviso appearing at the end thereof.

         Section 2.6  AMENDMENTS TO SECTION 6 OF THE LOAN AGREEMENT.

                  (a) Section 6.2 of the Loan Agreement is hereby amended and restated in its entirety as follows:

         "Section 6.2. GUARANTY AND SECURITY OF SUBSIDIARIES. The Obligations shall also be guaranteed by the Guarantors pursuant to the terms of the Guaranty as provided for in Section 6.4. The obligations of the Guarantors under the Guaranty, shall be secured by (a) a perfected first priority security interest (subject only to Permitted Liens entitled to priority under applicable law) in all of the assets of each of the Borrowers and the Guarantors (excluding (i) all fee and leasehold interests of the Borrowers or the Guarantors in any real property, (ii) 100% of the capital stock of MIR China, MSI and the direct Subsidiaries of MHC (other than MCL) organized under the laws of a foreign country, (iii) 35% of the capital stock of MHC and MCL, and (iv) any annuities and trust fund accounts which are dedicated to the payment of environmental liabilities of the Borrowers pursuant to the express provisions of the Settlement Agreements, but in any event including the Borrowers' residual interest (if any) in such annuities and trust fund accounts), whether now owned or hereafter acquired, and (b) a pledge of and perfected first priority security interest in 100% of the issued and outstanding capital stock of SMC and the membership interests in MIR and 65% of the issued and outstanding capital stock of MHC and MCL; all pursuant to the terms of, and to the extent provided in, the Security Documents."

                  (b) Section 6.7 of the Loan Agreement is hereby deleted in its entirety.

         Section 2.7  AMENDMENTS TO SECTION 7 OF THE LOAN AGREEMENT.

                  (a) Section 7(d) of the Loan Agreement is hereby amended by deleting the second to last sentence thereof, and inserting in its place the following:

         "The current NRC license (which is now administered by the Ohio Department of Health) for such Cambridge, Ohio plant was renewed on June 30, 2000, and expires June 30, 2005, but is further renewable in the event that the final decommissioning plan has not been approved at that time."

         Section 2.8  AMENDMENTS TO SECTION 8 OF THE LOAN AGREEMENT.

                  (a) Section 8(b) of the Loan Agreement is hereby amended and restated in its entirety as follows:

                           "(b) The obligation of the Agent to issue, extend or renew any Letters of Credit, and the obligation of the Banks to make any Loans or to participate in any Letters of Credit, including the initial Loans and Letters of Credit, is subject to the satisfaction of the following further conditions precedent:"


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                  (b) Section 8(b)(i) of the Loan Agreement is hereby amended by deleting the phrases "German Loan or" and "or German Collateral Instrument" appearing therein.

                  (b) Section 8(b)(iii) of the Loan Agreement is hereby amended by deleting the phrases "German Loan or", "German Collateral Instrument or" and "or German Collateral Instrument" appearing therein.

         Section 2.9  AMENDMENTS TO SECTION 9 OF THE LOAN AGREEMENT.

                  (a) Section 9.1 of the Loan Agreement is hereby amended by deleting the phrases "German Loans", "German Unpaid Reimbursement Obligations", "or German Collateral Instruments", "or German Loans", and "or the German Lender" each time such phrases appear therein.

                  (b) Section 9.2 of the Loan Agreement is hereby amended by deleting the phrases "German Loans", "German Unpaid Reimbursement Obligations", "or German Collateral Instruments", "or German Loans", and "or the German Lender" each time such phrases appear therein.

                  (c) Section 9.2(d) of the Loan Agreement is hereby amended by deleting the phrase "German Borrowers" each time it appears therein, and substituting the phrase "German Subsidiaries" therefor.

                  (d) Section 9.2(f) of the Loan Agreement is hereby amended by deleting the phrases "and all obligations of the Borrowers and the Guarantors in respect of the German Guaranty" and "plus the aggregate amount of the German Outstandings" appearing therein.

                  (e) Section 9.3 of the Loan Agreement is hereby amended by deleting the phrases "German Loans", "German Unpaid Reimbursement Obligations", "or German Collateral Instruments", "or German Loans", and "or the German Lender" each time such phrases appear therein.

         Section 2.10  AMENDMENTS TO SECTION 10 OF THE LOAN AGREEMENT.

                  (a) Section 10(e) of the Loan Agreement is hereby amended by deleting the text of clause (i) thereof, and replacing it in its entirety with the phrase: "[intentionally omitted]".

                  (b) Section 10 of the Loan Agreement is hereby amended by deleting from Paragraphs (1) and (2), appearing at the end of such section, the phrases "German Loans or German Collateral Instruments", "all obligations of the Borrowers and the Guarantors in respect of the German Guaranty", "plus the aggregate amount of the German Outstandings", "and the obligations of the Borrowers and the Guarantors in respect of the German Guaranty", "or the German Outstandings", and "or participant in any German Obligations" each time such phrases appear therein, and by inserting the word "and" in place of the comma after the clause "if owned any amount with respect to the Loans" appearing in the second to last sentence of such Section 10.

         Section 2.11  AMENDMENTS TO SECTION 11 OF THE LOAN AGREEMENT.

                  (a) Section 11(b) of the Loan Agreement is hereby amended by deleting the phrase "(other than the Obligations of the Borrowers and the Guarantors in respect of the German Guaranty)" appearing therein.

                  (b) Section 11(c) of the Loan Agreement is hereby deleted in its entirety.


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                  (c) Section 11(d) is hereby amended by renumbering such
section as 11(c) and by deleting the word "Fourth", and inserting the word "Third" in place thereof in such section.

                  (d) Section 11(e) is hereby amended by renumbering such section as 11(d) and by deleting the word "Fifth", and inserting the word "Fourth" in place thereof in such section.

         Section 2.12  AMENDMENTS TO SECTION 12 OF THE LOAN AGREEMENT.

                  (a) Section 12 of the Loan Agreement is hereby amended by deleting the phrase "or obligations under the German Guaranty" each time such phrase appears therein.

         Section 2.13  AMENDMENTS TO SECTION 13 OF THE LOAN AGREEMENT.

                  (a) Section 13.5(c) of the Loan Agreement is hereby amended and restated in its entirety as follows:

                           "(c) Notwithstanding anything to the contrary contained in this Agreement or any of the other Loan Documents, any Bank that fails (i) to make available to the Agent its pro rata share of any Loan or to purchase any Letter of Credit Participation or (ii) to comply with the provisions of Section 12 with respect to making dispositions and arrangements with the other Banks, where such Bank's share of any payment received, whether by setoff or otherwise, is in excess of its pro rata share of such payments due and payable to all of the Banks, in each case as, when and to the full extent required by the provisions of this Agreement, shall be deemed delinquent (a "Delinquent Bank") and shall be deemed a Delinquent Bank until such time as such delinquency is satisfied. A Delinquent Bank shall be deemed to have assigned any and all payments due to it from the Borrowers, whether on account of outstanding Loans, Unpaid Reimbursement Obligations, interest, fees, or otherwise, to the remaining nondelinquent Banks for application to, and reduction of, their respective pro rata shares of all outstanding Loans, and Unpaid Reimbursement Obligations. The Delinquent Bank hereby authorizes the Agent to distribute such payments to the nondelinquent Banks in proportion to their respective pro rata shares of all outstanding Loans, and Unpaid Reimbursement Obligations. A Delinquent Bank shall be deemed to have satisfied in full a delinquency when and if, as a result of application of the assigned payments to all outstanding Loans, and Unpaid Reimbursement Obligations of the nondelinquent Banks, the Banks' respective pro rata shares of all outstanding Loans, and Unpaid Reimbursement Obligations have returned to those in effect immediately prior to such delinquency and without giving effect to the nonpayment causing such delinquency."

         Section 2.14  AMENDMENTS TO SECTION 14 OF THE LOAN AGREEMENT.

                  (a) Section 14.1 of the Loan Agreement is hereby amended by deleting the phrase "German Loans and German Collateral Instruments" appearing therein.

                  (b) Section 14.2(b)(i) of the Loan Agreement is hereby amended by deleting the phrase "German Risk Participation Fees in respect of German Outstandings" appearing therein.

                  (c) Section 14.3 of the Loan Agreement is hereby amended by deleting the phrase "and participating interests in German Loans and German Collateral Instruments purchased by" appearing therein.


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         Section 2.15 AMENDMENTS TO SECTION 15 OF THE LOAN AGREEMENT. Section 15
of the Loan Agreement is hereby amended by deleting the phrase "or German Risk Participation Fees" appearing in the first paragraph of such section and by deleting the second paragraph of such section in its entirety.

         Section 2.16 AMENDMENTS TO SCHEDULE 7(l) OF THE LOAN AGREEMENT.
Schedule 7(l) of the Loan Agreement is hereby amended and restated in its entirety by the attached Schedule 7(l).

         SECTION 3. AMENDMENT TO LOAN DOCUMENTS. Subject to the terms and conditions set forth herein and the effectiveness of this Amendment, each of the Loan Documents other than the Loan Agreement is hereby amended as follows:

         (a) All references in such Loan Documents to the terms "Metallurg Holding Corporation, a New Jersey corporation" are hereby amended to refer to "Metallurg Holding Corporation, a New York corporation".

         SECTION 4. CONSENT, RATIFICATIONS, ETC.

         (a) Subject to the conditions set forth in Section 6, the Banks hereby consent to the merger of MHC-NJ with and into MHC, with MHC surviving.

         (b) Except for the consent set forth in Section 4(a), nothing contained in this Amendment shall constitute a waiver of, impair or otherwise affect any Obligations, any other obligation of the Borrowers or any rights of the Agent or the Banks consequent thereon.

         (c) Except as expressly amended hereby, the Loan Agreement and all documents, instruments and agreements related thereto, including, but not limited to the Loan Documents, are hereby ratified and confirmed in all respects and shall continue in full force and effect.

         (d) Each of the Borrowers hereby affirms its absolute and unconditional promise to perform and pay, to the Banks and the Agent, all Obligations under the Loan Agreement (as amended hereby) and the other Loan Documents at the times and in the amounts provided for therein.

         (e) Each of the Guarantors hereby acknowledges that it has read, is aware and consents to the provisions of this Amendment. Each of the Guarantors hereby reaffirms its absolute and unconditional guaranty of the Borrowers' payment and performance of the Obligations under the Loan Agreement (as amended hereby) and the other Loan Documents.

         SECTION 5. REPRESENTATIONS AND WARRANTIES. Each of the Borrowers and the Guarantors represents and warrants to the Agent and the Banks as follows:

         (a) The representations and warranties of the Borrowers and the Guarantors set forth in the Loan Agreement (as amended hereby) and the other Loan Documents, (i) were true and correct in all material respects when made, and (ii) continue to be true and correct in all material respects on the date hereof, except to the extent such representations and warranties by their terms relate solely as of a prior date.

         (b) The execution and delivery by the Borrowers and the Guarantors of this Amendment and the performance by the Borrowers and the Guarantors of their agreements and obligations under this Amendment, the Loan Agreement (as amended hereby) and the other Loan Documents (i) are within the corporate or other organizational authority of each of the Borrowers and the Guarantors, (ii) have been duly authorized by all necessary corporate or other organizational proceedings or actions by each of the


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Borrowers and the Guarantors, (iii) do not conflict with or result in any breach or contravention of any provision of law, statute, rule or regulation to which the Borrowers or the Guarantors are subject or any judgment, order, writ, injunction, license or permit applicable to the Borrowers or the Guarantor, and
(iv) do not conflict with any provision of the corporate charter, by-laws or other constituent document of, or any agreement or other instrument binding upon, the Borrowers or the Guarantors.

         (c) This Amendment, the Loan Agreement (as amended hereby), and the other Loan Documents to which any of the Borrowers or the Guarantors is a party constitute the legal, valid and binding obligations of such Borrowers or Guarantors (as the case may be), duly enforceable against each such Person in accordance with their respective terms, except as enforceability is limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditors' rights and except to the extent that availability of the remedy of specific performance or injunctive relief is subject to the discretion of the court before which any proceeding therefor may be brought.

         (d) No approval or consent of, or filing with, any governmental agency or authority is required to make valid and legally binding the execution, delivery or performance by any of them of this Amendment, or the performance by the Borrowers of the Loan Agreement as amended hereby.

         (e) As of the date hereof, after giving effect to the provisions hereof, there exists no Event of Default.

         SECTION 6. CONDITIONS TO EFFECTIVENESS. This Amendment shall be effective as of the date hereof upon the satisfaction of the following conditions (each of the following to be in form and substance satisfactory to the Agent):

         (a) delivery to the Agent of original counterpart signature pages to this Amendment, duly executed and delivered by the Borrowers, the Guarantors and each of the Banks;

         (b) delivery to the Agent of a legal opinion of in-house counsel to the Borrowers, addressed to the Agent and the Banks with respect to this transaction;

         (c) MHC or the other Borrowers or Guarantors shall have executed and delivered to the Agent, as the case may be, (i) an Assumption Agreement substantially in the form of Exhibit A attached hereto; (ii) a First Amendment to Amended and Restated Stock Pledge Agreement substantially in the form of Exhibit B attached hereto, together with a share certificate representing 65% of the issued and outstanding shares of MHC, together with stock powers executed in blank relating thereto; (iii) a Perfection Certificate of MHC; and (iv) such UCC-1 financing statements and UCC-3 amendments as the Agent shall have requested;

         (d) the Borrowers shall have delivered to the Agent, (i) an incumbency certificate, signed by the member or MHC and giving the name and bearing the signature of each individual who shall be authorized to sign this Amendment and the other Loan Documents to which MHC is a party in the name and on behalf of MHC, (ii) certified true and complete copies of all of MHC's organizational and constituent documents as in effect on the date hereof, (iii) a certified copy of MHC's articles of incorporation and by-laws, (iv) a certified copy of MHC's Certificate of Merger, (v) board resolutions or other documents evidencing authorization of the conversion and the transactions contemplated by this Amendment and (v) evidence that MHC shall have filed applications to do business as a foreign corporation in all jurisdictions where such qualification is necessary;


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         (e) all proceedings in connection with the transactions contemplated by this Amendment shall be reasonably satisfactory in substance and form to the Agent, and the Agent shall have received all information and such documents as the Agent may reasonably request;

         (f) the German Subsidiaries shall have sent a letter to the German Lender requesting termination of the German loan facility under the German Loan Agreement;

         (g) the German Lender shall have issued a payoff letter to the German Subsidiaries;

         (h) the German Subsidiaries shall have repayed all amounts outstanding under the German Loan Agreement and shall have cash collateralized at 105% of face value, any outstanding Collateral Instruments (as defined in the German Loan Agreement); and

         (i) the German Lender and the Banks shall have executed such documentation as necessary to release the Collateral (as defined in the German Loan Agreement), at the sole expense of the German Subsidiaries.

         SECTION 7. COSTS AND EXPENSES. The Borrowers acknowledge and jointly and severally agree that the reasonable costs and expenses incurred by the Agent (including attorneys' fees) in the preparation, negotiation and execution of this Amendment and the other documents and instruments contemplated hereby are for the account of the Borrowers as provided in Section 16 of the Loan Agreement.

         SECTION 8. MISCELLANEOUS PROVISIONS.

         (a) Except as otherwise expressly provided by this Amendment, all of the terms, conditions and provisions of the Loan Agreement shall remain the same. It is declared and agreed by each of the parties hereto that the Loan Agreement, as amended hereby, shall continue in full force and effect, and that this Amendment and the Loan Agreement shall be read and construed as one instrument.

         (b) THIS AMENDMENT SHALL BE DEEMED TO BE A CONTRACT UNDER SEAL AND SHALL FOR ALL PURPOSES BE GOVERNED BY, AND CONSTRUED ACCORDING TO, THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS (EXCLUDING THE LAWS APPLICABLE TO CONFLICTS OR CHOICE OF LAW).

         (c) This Amendment may be executed in any number of counterparts, but all such counterparts shall together constitute but one instrument. In making proof of this Amendment it shall not be necessary to produce or account for more than one counterpart signed by each party hereto against which enforcement hereof is sought.

         (d) Headings or captions used in this Amendment are for convenience of reference only and shall not define or limit the provisions hereof.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the undersigned have duly executed this Amendment as a sealed instrument as of the date first above written.

                                                     METALLURG, INC.

                                                     By:
                                                        -----------------------
                                                     Name:
                                                     Title:

                                                     SHIELDALLOY METALLURGICAL
                                                     CORPORATION


                                                     By:
                                                        -----------------------
                                                     Name:
                                                     Title:

                                                     METALLURG INTERNATIONAL
                                                     RESOURCES, LLC (successor
                                                     by merger to Metallurg
                                                     International Resources,
                                                     Inc.)



                                                     By:
                                                        -----------------------
                                                     Name:
                                                     Title:

                                                     METALLURG SERVICES, INC.



                                                     By:
                                                        -----------------------
                                                     Name:
                                                     Title:

                                                     MIR (CHINA), INC.


                                                     By:
                                                        -----------------------
                                                     Name:
                                                     Title:

                                                     METALLURG HOLDINGS
                                                     CORPORATION, a New York
                                                     corporation (successor by
                                                     merger to Metallurg
                                                     Holdings Corporation, a New
                                                     Jersey corporation)

                                                     By:
                                                        -----------------------
                                                     Name:
                                                     Title:

                                                     FLEET NATIONAL BANK
                                                     (formerly known as
                                                     BANKBOSTON, N.A.),
                                                     individually and as Agent


                                                     By:
                                                        -----------------------
                                                     Name:
                                                     Title:

                                                     BANK OF SCOTLAND



                                                     By:
                                                        -----------------------
                                                     Name:
                                                     Title:

                                                     NATIONAL BANK OF CANADA



                                                     By:
                                                        -----------------------
                                                     Name:
                                                     Title:


                                                     By:
                                                        -----------------------
                                                     Name:
                                                     Title:

                                  SCHEDULE 7(l)


SUBSIDIARIES AND JOINT VENTURES OF METALLURG, INC.*

                                                    STATE/COUNTRY     PERCENTAGE
                                                            OF            OF          AUTHORIZED   OUTSTANDING        PAR     RECORD
      NAME OF SUBSIDIARY OR JOINT VENTURE           INCORPORATION     VOTING POWER     CAPITAL       CAPITAL         VALUE     OWNER
      -----------------------------------           -------------     ------------     -------       -------         -----     -----
     SPECIAL PURPOSE/HOLDING
Metallurg Holdings Corporation**                New York                      100          2,500          200    no par value    MI
Metallurg Services, Inc.                        New York                      100            200           10    no par value    MI
Metallurg Europe Limited***                     England                       100             --   68,754,000    $          1    MH
Caribbean Metals & Alloys Limited (dormant)     Grand Cayman                  100        900,000        3,000    $          1    MH
Metallurgische Gesellschaft AG (dormant)        Zurich, Switzerland           100             --           --              --    MH
Brandau y Cia S. A. (dormant)                   Spain                         100             --           --              --    MH
Aleaciones Metalurgicas Venezolanas C. A.
  (dormant)                                     Venezuela             100 (Class B)           --           --              --    MH
Montan Aktiengesellschaft (dormant)             Liechtenstein                 100             --           --              --    MH

MANUFACTURING
London & Scandinavian Metallurgical Co
  Limited                                       England                       100     16,000,000   16,000,000              L1    MEL
      S. A. Vickers Limited (dormant)           England                       100            500          500              L1    --
      H. M. I. Limited (dormant)                England                       100         50,000       50,000              L1    --
      Metal Alloys (South Wales) Limited
        (dormant)                               England                       100          2,000        2,000              L1    --
      The Aluminum Powder Company Limited       England                       100        436,037      436,037              L1    --
            Alpoco Developments Limited
              (dormant)                         England                       100            100          100              L1    --
            Benda Lutz  Alpoco Sp.z.o.o         Poland                        100                                                --

      M & A Powders Limited (dormant)           England                       100         15,000        9,437              L1    --
      Bostlan, S.A                              Spain                          25
      Metalloys Limited (dormant)               England                       100            100            2              L1    --
      Hydelko AS                                Norway                        100             --

Metallurg South Africa (Pty.) Limited           South Africa                  100          4,000        4,000              R1    MEL
      W. T. Mines Limited (dormant)             South Africa                  100          2,000        2,000              R1    --
      Stand 359 Wadeville Extension 4 (Pty.)
        Limited                                 South Africa                  100            100            2              R1    --
      Allied Metallurg South Africa (Pty.)
        Limited                                 South Africa                   49
      Rath South Africa (Pty) Limited           South Africa                   49
      Natal Foundry Suppliers (Pty) Limited     South Africa                   60
      Reframet Installation                     South Africa                   51


                                            STATE/COUNTRY     PERCENTAGE
                                                 OF               OF           AUTHORIZED     OUTSTANDING       PAR          RECORD
      NAME OF SUBSIDIARY OR JOINT VENTURE   INCORPORATION     VOTING POWER       CAPITAL        CAPITAL         VALUE         OWNER
      -----------------------------------   -------------     -----------       -------        -------         -----         -----
Shieldalloy Metallurgical Corporation           Delaware          100                   3,000           1,885        $.01     MI
Turk Maadin Sirketi                             Turkey            100        TL 6,400,000,000            Same   Capital in    MH
                                                                                                               Turkish Lira
      Oren Madencilik (dormant)                 Turkey             60                                                        --

Gesellschaft fur Elektrometallurgie mbH         Germany         99.19                  DM 6m           DM 6m         n/a     MH
      Societe Miniere du Kivu (dormant)         DRC (Zaire)        70         170,000 shares  170,000 shares                 --
      GfE Metalle und Materialien GmbH          Germany           100                  DM 1m           DM 1m         n/a     --
            Intervan GmbH (dormant)             Germany            50                                                        --
            Recovan S.p.A. (dormant)            Italy              60                                                        --
      Keramed Medizintechnik Gmbh               Germany           100                  DM 1m           DM 1m         n/a     --
      GfE Giesserei- und Stahlwerksbedarf
        GmbH                                    Germany           100                  DM 1m           DM 1m         n/a     --
      RZM-Recyclingzentrum Mittelfranken
        GmbH (dormant)
                                                Germany            75              DM 991,000     DM 247,750         n/a     --
      Columbite Exploration and Development     Ghana              50                                                        --
         Company (Ghana) Limited (dormant)

Elektrowerk Weisweiler GmbH                     Germany            95+                DM 15m          DM 15m         n/a     MEL

Companhia Industrial Fluminense                 Brazil           99.9               R$933,596          R$.73      R$1.00     MEL

     TRADING
Metallurg (Canada) Limited                      Quebec            100              unlimited           1,100        C$10     MI
MIR (China), Inc.                               Delaware          100                    100             100       $0.01     MI
Ferrolegeringar Aktiengesellschaft              Zurich,           100                    n/a           3,000  SFr. 1,000     MH
                                                Switzerland                                                                  --
      Metalchimica S. r. l                      Italy              95+
      FAG Poland Sp. z. o. o                    Poland            100                                    100      Sfr.20     --
Aktiebolaget Ferrolegeringar                    Sweden            100                                 20,000      KR 100     MH
Metallurg International Resources
  GmbH                                          Germany           100             DM 200,000      DM 200,000         n/a     MH
      Metallurg International Resources
        Russia                                                                                                               --
        (dormant)                               Russia            100
Metallurg (Far East) Limited                    Japan             100                    n/a          20,000        Y500     MH
Montanistica S. A                               Zug, Switzerland  100                    n/a              50  Sfr. 1,000     MH

                                                 STATE/COUNTRY OF    PERCENTAGE OF     AUTHORIZED   OUTSTANDING      PAR     RECORD
      NAME OF SUBSIDIARY OR JOINT VENTURE          INCORPORATION     VOTING POWER       CAPITAL       CAPITAL       VALUE    OWNER
      -----------------------------------          -------------     ------------       -------       -------       -----    -----
Metallurg Mexico S. A. de C. V.                        Mexico            100            140,000       10,000       Ps.1,000     MH
Metallurg Servicios S de RL de CV                      Mexico            100                                                    MH
Metallurg International Resources, LLC                 Delaware          100                                                    MI



Note:

* MI is Metallurg, Inc., a Delaware corporation, all of whose issued and outstanding capital stock is owned of record by Metallurg Holdings, Inc., a Delaware corporation.

**    MH is Metallurg Holdings Corporation.

*** MEL is Metallurg Europe Limited, an English corporation, all of whose issued and outstanding capital stock is owned by MH.

+     Balance held beneficially by or for MI or an affiliate of MI.

Revised as of 12/14/01